Exhibit 99.3

K2 INC. 2006 LONG-TERM INCENTIVE PLAN

[FORM OF RESTRICTED STOCK UNIT AGREEMENT - EMPLOYEE]

This Restricted Stock Unit Agreement (the “Agreement”) dated as of May 23, 2006, between K2 INC., a Delaware Corporation (the “Company”, which term shall include its wholly-owned subsidiaries), and [NAME] (the “Employee”), a full-time employee of the Company or a Subsidiary of the Company, under the following terms and conditions. The Agreement is issued pursuant to Section 7 of the K2 Inc. 2006 Long-Term Incentive Plan (the “Plan”). Unless otherwise defined in this Agreement, capitalized terms used herein have the meanings designated in the Plan.

1. Grant of Restricted Stock Unit. The Company has, as of the date hereof, (hereinafter referred to as the “Date of Grant”), granted to Employee a restricted stock unit award (the “Restricted Stock Unit”) representing a contingent right to receive [INSERT NUMBER] shares of the Company’s Stock in accordance with the Plan. Any Stock delivered to Employee pursuant to Section 2 of this Agreement shall be deemed paid, in whole or in part, in consideration of Employee’s services to the Company or a Subsidiary in the amounts and to the extent required by law. In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, large non-recurring cash dividend (as determined by the Committee), Stock split or other change in corporate structure affecting the Stock, appropriate adjustment shall be made in the aggregate number of shares subject to the Restricted Stock Unit as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares as so adjusted shall always be a whole number.

2. Distribution of Stock. The Company will deliver to Employee a number of shares of Stock equal to the number of vested shares of Stock subject to Employee’s Award as soon as administratively practicable after the Vesting Dates provided herein (each date of issuance, a “Settlement Date”). Notwithstanding the foregoing, in the event that the Company determines that the Employee’s sale of shares of Company stock on the date the shares subject to the award are scheduled to be delivered (the “Original Distribution Date”) would violate the Company’s policy regarding insider trading of the Company’s stock, as determined by the Company in accordance with such policy, then such shares shall not be delivered on such Original Distribution Date and shall instead be delivered as soon as practicable following the next date that Employee could sell such shares pursuant to such policy; provided, however, that in no event shall the delivery of the shares be delayed pursuant to this provision beyond the later of: (1) December 31st of the same calendar year of the Original Distribution Date, or (2) the 15th day of the third calendar month following the Original Distribution Date.

3. Vesting. Subject to the provisions of Section 7 relating to death of Employee, Section 8 relating to Disability of Employee and Section 9 relating to a Change of Control, the Restricted Stock Unit shall vest, and the restrictions thereon shall lapse, with respect to 1/3 of the shares covered by the Restricted Stock Unit on each anniversary of the Date of Grant (each such date, a “Vesting Date”) provided that: (i) Employee’s Continuous Service has not terminated prior to such Vesting Date; and (ii) the Committee determines, on or before the first anniversary of the Date of Grant that the following Performance Objective(s) has/have been attained prior to the expiration of the relevant Performance Period. Disability for this Agreement shall mean, with respect to an Employee, the inability of such Employee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) and 409A(a)(2)(c)(i) of the Code. The date of the Committee’s determination shall hereinafter be referred to as the “Date of Committee Determination”. Partial achievement of the Performance Objective(s) may result in the vesting corresponding to the degree of achievement as specified herein.

Performance Objectives [including Partial Achievement]: [INSERT PERFORMANCE OBJECTIVES AND ANY PARTIAL ACHIEVEMENT]

Performance Period: [INSERT PERFORMANCE PERIOD – E.G., JANUARY 1, 2006 THROUGH DECEMBER 31, 2006]

To the extent that, on or before the first anniversary of the Date of Grant, the Committee fails to determine that the Performance Objective(s) has/have not been attained, then this Agreement shall terminate and Employee shall thereupon forfeit to the Company the portion of the Restricted Stock Unit for which any restriction has not lapsed, and no shares of Stock shall be issued hereunder.

4. Dividend Equivalents. If, prior to a Settlement Date, a cash dividend is paid with respect to shares of Stock subject to the Award, Employee shall be credited with dividend equivalent payments on the unissued shares of Stock subject to such Award. The dividend equivalent payments will be earned and paid out upon the issuance of the Stock relating to the Restricted Stock Units. The Company, in its discretion, will determine whether dividend equivalents shall, on the relevant Settlement Date, be paid in cash or paid in Stock. If the dividend equivalents are to be paid in Stock, then the cash dividends shall, on the date the cash dividend is paid, automatically be reinvested in additional shares of Stock at a purchase price per share equal to the Fair Market Value of a share of Stock on the date such dividend is paid; provided, however that the Company shall not issue fractional shares, and any amount that would have been invested in a fractional share shall be paid to Employee in cash on the applicable Settlement Date. Any such dividend equivalents shall be subject to the same restrictions (including vesting and restrictions on transferability) as the Restricted Stock Units with respect to which they relate.

5. Restrictions.

(a) No Transfer Prior to Vesting. Prior to vesting, Employee shall not sell, pledge, assign, transfer, hypothecate, or otherwise dispose of the Restricted Stock Unit and the shares of Stock it represents, and the Restricted Stock Unit shall not be subject to execution, attachment or similar process. Any attempt to sell, pledge, assign, transfer, hypothecate, or otherwise dispose of Restricted Stock Unit or the shares of Stock that it represents, or to subject the Restricted Stock Unit to execution, attachment or similar process, prior to vesting shall be void ab initio and may result in the entire Award becoming immediately null and void, in the sole discretion of the Committee. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, Employee may designate a third party who, in the event of Employee’s death, will thereafter be entitled to receive any distribution of shares pursuant to Section 2 of this Agreement.

(b) Other Restrictions. The Committee may, in its sole discretion, impose other restrictions on the Restricted Stock Unit and the shares of Stock it represents including, but not limited to, those applicable under any federal or state statute or common law, rule or regulation, or any rule or regulation of any securities exchange on which the Stock may be listed, or any rule or policy the Company may from time to time adopt, including but not limited to block trade restrictions, window periods, or blackout periods.

6. Termination of Continuous Service. If, prior to a Vesting Date, the Employee’s Continuous Service terminates, then Employee then this Agreement shall terminate and Employee shall thereupon forfeit to the Company the portion of the Restricted Stock Unit for which any restriction has not lapsed, and no shares of Stock shall be issued hereunder.

7. Death of Employee. If Employee’s Continuous Service is terminated by reason of Employee’s death, then Employee will be deemed to have remained in Continuous Service through the next subsequent Vesting Date and, as soon as administratively practicable after the Employee’s death, the Company will deliver to Employee’s estate a number of shares of Stock equal to the number of vested shares of Stock subject to Employee’s Award that would have vested on such Vesting Date.

8. Disability. If Employee’s Continuous Service is terminated by reason of Employee’s Disability, then Employee will be deemed to have remained in Continuous Service through the next subsequent Vesting Date and, as soon as administratively practicable after the Employee’s Disability, the Company will deliver to Employee a number of shares of Stock equal to the number of vested shares of Stock subject to Employee’s Award that would have vested on such Vesting Date.

9. Change in Control.

(a) Result of a Change of Control Other Than a Corporate Transaction. In the event of a Change of Control (as defined in subsection (c) below) other than a Corporate Transaction (as defined in subsection (c) below), then, provided that the Award has not terminated prior to such event, all restrictions on the Restricted Stock Unit shall lapse and the Restricted Stock Unit shall become immediately vested to the extent not already fully vested.

(b) Result of Corporate Transaction.

(i)	In the event of a Corporate Transaction, then immediately prior all restrictions on the Restricted Stock Unit shall lapse and the Restricted Stock Unit shall become immediately vested to the extent not already fully vested, unless (A) this Agreement is assumed by the successor entity or its parent in the Corporate Transaction, in which event the Restricted Stock Unit shall not become fully vested, but shall continue to vest (or not) in accordance with its terms, or (B) prior to such Corporate Transaction, the Committee determined that the Performance Objective(s) has/have not been attained, in which event this Agreement shall terminate and Employee shall thereupon forfeit to the Company the portion of the Restricted Stock Unit for which any restriction has not lapsed, and no shares of Stock shall be issued hereunder. If this Agreement is so assumed, it shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities or other property which would have been issuable, in consummation of such Corporate Transaction, to a holder of the same number of shares of Common Stock as are set forth in this Agreement immediately prior to such Corporate Transaction.

(ii)	In the event that this Agreement is assumed in connection with a Corporate Transaction as set forth in Section 9(b)(i), and Employee is subsequently involuntarily terminated from all employment or service by the Company, any of its Subsidiaries or any of their respective successors or parents after the Corporate Transaction (other than termination as a result of Cause) within one (1) year following the Corporation Transaction, all restrictions on the Restricted Stock Unit shall lapse, and the Restricted Stock Unit shall immediately vest in full.

(c) Change of Control Defined. For purposes of this Agreement and the Plan, a “Change of Control” shall be deemed to have occurred if:

(i)	any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than thirty-five percent (35%) of the total combined voting power of the Company’s outstanding securities;

(ii)	there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) cease, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board;

(iii)	a merger or consolidation occurs in which the Company is not the surviving entity, or any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger (a “Corporate Transaction”); or

(iv)	all or substantially all of the Company’s assets are sold or transferred other than in connection with an internal reorganization of the Company.

10. Tax Withholding. Upon the settlement of the Restricted Stock Unit or at any time thereafter as requested by the Company, the Employee shall pay to the Company an amount sufficient to satisfy the Company’s obligations to withhold federal, state and local income and other taxes with respect to such settlement. In the discretion of the Board or the Committee, such withholding obligation may be satisfied by (i) delivery of shares of Common Stock of the Company already owned by the Employee (ii) reducing the number of shares of Common Stock otherwise deliverable upon such settlement, in each case valued at the Fair Market Value on the date of exercise, or (iii) withholding from, at the Company’s election, payroll and any other amounts payable to Employee. Unless the tax withholding obligations of the Company or any Subsidiary are satisfied, the Company will have no obligation to issue a certificate for such shares of Stock in connection with Employee’s Award.

11. Award not a Service Contract. This Award is not an employment or service contract, and nothing in Employee’s Award will be deemed to create in any way whatsoever any obligation on Employee’s part to continue in the employ or service of the Company or a Subsidiary, or on the part of the Company or a Subsidiary to continue Employee’s employment. In addition, nothing in Employee’s Award will obligate the Company or a Subsidiary, their respective stockholders, boards of Directors or employees to continue any relationship that Employee might have as a Director or consultant for the Company or a Subsidiary.

12. Unsecured Obligation. This Award is unfunded, and as a holder of a vested Award, Employee will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares of Stock pursuant to this Agreement. Employee will not have voting or any other rights as a stockholder of the Company with respect to the shares of Stock issuable pursuant to this Agreement until such shares are issued to Employee pursuant to Section 2 of this Agreement. Upon such issuance, Employee will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between Employee and the Company or any other person.

13. The Plan. This Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of the Award and those of the Plan, the provisions of the Plan will control; provided, however, that Section 2 of this Agreement will govern the timing of any distribution of Shares under the Award. The Board (or appropriate committee thereof) will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board (or appropriate committee thereof) will be final and binding upon Employee, the Company, and all other interested persons. No member of the Board (or appropriate committee thereof) will be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.

14. Governing Law. This Agreement shall be governed by, and construed, interpreted and enforced under, the laws of the State of Delaware, without giving effect to the principles of conflicts of law.

15. Conditions to Issuance and Delivery of Shares. Notwithstanding any other provision of this Agreement or the Plan, the Company will not be obligated to issue or deliver any shares of Stock pursuant to this Agreement (i) until all conditions to the Award have been satisfied or removed, (ii) until, in the opinion of counsel to the Company, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange or included for quotation on an inter-dealer system, until the shares to be delivered have been listed or included or authorized to be listed or included on such exchange or system upon official notice of notice of issuance, (iv) if it might cause the Company to issue or sell more shares of Stock than the Company is then legally entitled to issue or sell, and (v) until all other legal matters in connection with the issuance and delivery of such shares have been approved by counsel to the Company.

16. Notices. All notices with respect to the Plan shall be in writing and shall be hand delivered or sent by first class mail or reputable overnight delivery service, expenses prepaid. Notice may also be given by electronic mail or facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in a manner provided in the preceding sentence. Notices to the Company or the Board shall be delivered or sent to the Company’s headquarters, to the attention of its Corporate Secretary. Notices to any Employee shall be sufficient if delivered or sent to such person’s address as it appears in the regular records of the Company or its transfer agent.

17. Headings. The headings of the Sections in this Agreement are inserted for convenience only and will not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.

18. Amendment. This Agreement may be amended only by a writing executed by the Company and Employee which specifically states that it is amending this Agreement. Notwithstanding the foregoing, this Agreement may be amended solely by the Board (or appropriate committee thereof) by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to Employee, and provided that no such amendment adversely affecting Employee’s rights hereunder may be made without Employee’s written consent. Without limiting the foregoing, the Board (or appropriate committee thereof) reserves the right to change, by written notice to Employee, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein.

19. Miscellaneous.

(a) The rights and obligations of the Company under this Award will be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns. Employee’s rights and obligations under this Award may not be assigned by Employee, except with the prior written consent of the Company.

(b) Employee agrees upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of the Award.

20. Effect on Other Employee Benefit Plans. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating the Employee’s benefits under any employee benefit plan sponsored by the Company or any subsidiary except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any subsidiary’s employee benefit plans.

21. Severability. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

22. Entire Agreement. This Agreement, including the Plan, constitutes the entire agreement between Employee and the Company relating to this subject matter. No other prior or contemporaneous agreements, promises, representations, covenants, warranties, or any other undertaking whatsoever respecting such matters shall be deemed in any way to exist or to bind any of the parties. Employee acknowledges and agrees that Employee has not executed this Agreement in reliance on any such other agreement, promise, representation, covenant, warranty, or undertaking. This Agreement may not be orally modified. All modifications must be agreed to in writing and signed by both parties. This Agreement will not constitute or be any evidence of any agreement or understanding, express or implied, on the part of the Company or its Affiliates or Subsidiaries to employ Employee for any specified period of time.

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IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his or her hand as of the date first above written.

K2 INC.

By:

Name:

Title:

EMPLOYEE:

By:

Name: